                                                                   EXHIBIT 10.36

                    [Ameriquest Mortgage Company Letterhead]



                          MASTER CONSULTING AGREEMENT
                               [Agreement #CM001]


     This Agreement (the "Agreement") is made and entered into as of the thirty first day of December, 1999, by and between AMERIQUEST MORTGAGE COMPANY (the "Company"), a Delaware corporation, and FutureLink Micro Visions Corp., a Delaware corporation.

                                    RECITAL

     WHEREAS, FutureLink Micro Visions Corp. and the Company desire to set forth the terms and conditions upon which FutureLink Micro Visions Corp. will render any future services to the Company.

                              TERMS AND CONDITIONS

     NOW, THEREFORE, in consideration of the above recitals and of the terms, covenants and conditions hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Duties of FutureLink Micro Visions Corp.

          (a) FutureLink Micro Visions Corp. shall serve in the capacity of consultant to the Company to complete the agreed upon assignments in accordance with the instructions of the Company and the specifications of any related exhibit to this Agreement. The Company shall engage FutureLink Micro Visions Corp. to provide during the term of this Agreement such services of a consulting or advisory nature as the Company may request with respect to its business including, by way of example and not by way of limitation, technical and analytical advice and services with respect to the FiTech system and any other programming and/or design efforts as detailed in the attached exhibits.

          (b) FutureLink Micro Visions Corp. shall devote its best efforts to perform the duties as outlined in attached exhibits, so as to advance the interests of the Company. From time to time additional exhibits may be added to this agreement upon written approval from both parties.

          (c) FutureLink Micro Visions Corp. shall act solely in a consulting capacity hereunder and shall not have any authority to act for the Company, to give instructions or orders on behalf of the Company or otherwise bind, obligate or make commitments for or on behalf of the Company.

          (d) FutureLink Micro Visions Corp. agrees and acknowledges that at no time during the effectiveness of this Agreement will FutureLink Micro Visions Corp., or any of Consultant's employees, be treated as an employee or employees of the Company. All payments made to FutureLink Micro Visions Corp. by the Company (whether for services rendered, expenses, or otherwise) under this Agreement will be recorded as income payments to FutureLink Micro Visions Corp. and will be reported to the Internal Revenue Service on Form 1099. The Company is under no obligation to withhold or pay any taxes or charges relating to any compensation payable hereunder, including, without limitation, any federal, state, or local income, withholding or payroll taxes; FICA (social security taxes); state disability insurance premiums; Medicare or similar payments. FutureLink Micro Visions Corp. shall be solely responsible to pay all taxes, insurance and other withholding payments with respect to such compensation and FutureLink Micro Visions Corp. specifically relieves the Company of all such responsibilities. FutureLink Micro Visions Corp. agrees to indemnify, defend, and hold the Company harmless from any claims, costs, or expenses arising out of any withholding obligations imposed on the Company.

          (e) In the event this Agreement contradicts the attached exhibits, the exhibits shall control.

          (f) All personnel of FutureLink Micro Visions Corp. assigned to perform service for the Company pursuant to this Agreement shall be approved in writing in advance by the Company.

2. Term. The term of this Agreement shall be for the period commencing on the date of this Agreement and terminating on the unilateral, written termination of this Agreement by either FutureLink Micro Visions Corp. or the Company in its sole and absolute discretion, with sixty (60) days notice.


FutureLink Micro Visions Corp., 144475 Agreement CM001               page 1 of 9

                                                     Ameriquest Mortgage Company

3. Compensation. As full and complete compensation for services rendered to the Company in the capacity set forth above, the Company shall pay FutureLink Micro Visions Corp. the amounts agreed upon in the attached exhibits. No sharing of hours between exhibits is permitted without the prior written agreement of both parties. FutureLink Micro Visions Corp. hereby acknowledges and agrees that FutureLink Micro Visions Corp. shall have no right whatsoever at any time to any income or profit of the Company.


4.   Termination.

     (a)  Termination without cause:

          [1] Either the Company or FutureLink Micro Visions Corp. may unilaterally terminate this Agreement with or without cause at any time, with sixty (60) days written notice.

          [2] Notwithstanding any termination of this Agreement by either party pursuant to this paragraph 4(a), the Company shall pay FutureLink Micro Visions Corp.; (A) for any services rendered by FutureLink Micro Visions Corp. prior to such termination, all in accordance with the exhibits to this agreement; (B) any and all expenses incurred by FutureLink Micro Visions Corp. prior to termination which are otherwise reimbursable in accordance with Section 5 of this Agreement.

          [3] Company shall pay the compensation owed FutureLink Micro Visions Corp. pursuant to Sections 4(a)[2](A) and (B) above within thirty (30) days of the termination of this Agreement.

     (b)  Termination for Cause:

          [1] The Company may terminate this Agreement at any time, without notice to FutureLink Micro Visions Corp., for cause. For the purposes of this paragraph 4(b)[1], cause shall mean any breach by FutureLink Micro Visions Corp. of the terms or conditions of this Agreement or any of the exhibits which may from time to time be attached hereto, or the failure of FutureLink Micro Visions Corp. otherwise to perform all of its obligations hereunder in a competent and professional manner.

          [2] Upon termination of this Agreement for cause, the Company shall be obligated to pay FutureLink Micro Visions Corp. only for those services satisfactorily completed prior to the event or events which gave rise to the termination by the Company as provided for in paragraph 4(b)[1] above. Such payments shall be made within thirty
          (30) days of the termination of this Agreement at the rate set forth in the applicable exhibit.

5.   Expenses.

     (a) Ameriquest shall reimburse FutureLink Micro Visions Corp. for reasonable business, travel and entertainment expenses incurred on behalf of Ameriquest and in connection with duties and responsibilities to Ameriquest; provided, however, that all requests for any reimbursement of any expense of FutureLink Micro Visions Corp. shall be supported by such documentation as is necessary for said expenses to be deducted for federal income tax purposes. Not withstanding any term or provision herein to the contrary, FutureLink Micro Visions Corp. shall not be entitled to, nor receive, reimbursement of any expense without the express, prior written consent of any one of the Chairman, the President or the Chief Information Officer of Ameriquest, which consent may be withheld in such officer's sole and absolute discretion, acting reasonably. In addition, Ameriquest, in its sole and absolute discretion, acting reasonably, may designate at any time those expenses of FutureLink Micro Visions Corp. which shall be allocated to, and reimbursed by Ameriquest. FutureLink Micro Visions Corp. shall submit any and all expenses for which it desires reimbursement within thirty (30) days of incurring the expense.

     (b) For FutureLink Micro Visions Corp. employees residing outside the Southern California Area, and not mentioned in Exhibits 1, 2, and 3, Ameriquest will provide for the following expenses:

          [1] For hours worked less than or equal to 80 billable hours, Ameriquest will pay for all expenses relating to Airfare, lodging, per diem and car rental.



FutureLink Micro Visions Corp., 144475 Agreement CM001               page 2 of 9

                                                     AMERIQUEST MORTGAGE COMPANY


          (2) For hours worked greater than 80 billable hours, Ameriquest will pay for airfare only. FutureLink Micro Visions Corp. will pay for lodging, per diem and car rental.

6.   Miscellaneous.

          (a) Confidential Information. During their retention hereunder and thereafter, FutureLink Micro Visions Corp. will not disclose to any person or persons not directly connected with the Company, or use for their own benefit, any of the trade secrets, financial information, systems, records or business methods of the Company or its affiliates, or any of the business relationships between the Company or its affiliates and any of their business partners or clients, unless such disclosure shall be in direct connection with or as a part of FutureLink Micro Visions Corp. performance of duties hereunder.

          In the event that FutureLink Micro Visions Corp. is requested in any proceeding to disclose any Confidential Information, it shall give the Company prompt notice of such request so that the Company may seek an appropriate protective order. It is further agreed that if in the absence of a protective order FutureLink Micro Visions Corp. is nonetheless compelled to disclose Confidential Information, FutureLink Micro Visions Corp. may disclose such information without liability hereunder, provided that FutureLink Micro Visions Corp. shall give written notice to the Company of the information to be disclosed as far in advance of its disclosure as is practicable and, upon the Company's request and at the Company's expense, FutureLink Micro Visions Corp. shall cooperate with the Company to obtain assurances that confidential treatment will be accorded to such information. FutureLink Micro Visions Corp. agrees that upon the Company's request it will promptly redeliver to the Company all copies of the Confidential Information. The term "Confidential Information" does not include information which was or becomes generally available to FutureLink Micro Visions Corp. on a non-confidential basis; provided that the source of such information was not bound by a confidentiality agreement. It is agreed that money damages would not be a sufficient remedy for any breach of this agreement and that in addition to all other remedies, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

          The provisions of this section shall survive the expiration or any earlier termination of this Agreement.

     (b) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

     (c) Amendment. This Agreement may be amended, modified, superseded or canceled and any of the terms, covenants or conditions hereof may be amended, only by a written instrument executed by both parties hereto.

     (d) Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     (e) Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California. Venue shall be the appropriate court of jurisdiction in Orange County, California.

     (f) Severability. If any provision hereof shall be found to be invalid or unenforceable, all of the other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

     (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


FutureLink Micro Visions Corp. 144475 Agreement CM001                Page 3 of 9

                                                     Ameriquest Mortgage Company



     (h) Notices. Any notice required or permitted to be given under this Agreement by FutureLink Micro Visions Corp. to the Company shall be in writing, personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid and addressed to Ameriquest Mortgage Company, 1100 Town & Country Road, 11th Floor, Orange, California 92668, Attention: General Legal Counsel, or such other address as the Company may specify from time to time by like notice to FutureLink Micro Visions Corp. Any notice required or permitted to be given under this Agreement by the Company to FutureLink Micro Visions Corp. shall be in writing, sent by registered or certified United States mail, return receipt requested, postage prepaid or personally delivered and addressed to FutureLink Micro Visions Corp., 6 Morgan, Suite 100, Irvine, California 92618, or at such other address as FutureLink Micro Visions Corp. may specify from time to time by like notice to the Company. Any notice personally delivered shall be effective upon delivery. Any notice sent by mail in the manner provided herein shall be effective on the date of delivery or refusal indicated on the return receipt.

     (i) Non-Exclusivity. Nothing in the agreement shall be construed to confer upon FutureLink Micro Visions Corp. the exclusive rights to provide consulting services of the type set forth in paragraph 1 above or in any exhibits. The Company specifically reserves the right to retain any other consultant or independent contractors to perform any service whether or not related to those referred to in this agreement.

7. Proprietary Rights. The original work product shall be considered a work for hire and shall be the exclusive property of the Company and FutureLink Micro Visions Corp. shall have no ownership interest therein, except to the extent the original work product embeds any of FutureLink Micro Visions Corp.'s previously developed proprietary software. Micro Vision's Proprietary Software shall remain the exclusive property of FutureLink Micro Visions Corp. and the Company shall have no ownership interest therein, but the Company shall have non-exclusive right to use Micro Vision's Proprietary Software to the extent embedded in the original work product.

8. Non-Solicitation of Ameriquest Mortgage Company Employees. FutureLink Micro Visions Corp. recognizes that the Company employees constitute a valuable asset of the company. Accordingly, FutureLink Micro Visions Corp. hereby agrees not to employ or enter into a consulting relationship with any person who is currently employed by the Company during the course of this agreement and for a period of two (2) years from the date of completion of this agreement without prior written approval by the Company.

9. Discount. In the purchase of Citrix software products, FutureLink Micro Visions Corp. will give Ameriquest a discount of 27% off the current published Citrix list price and Ameriquest agrees to use FutureLink Micro Visions Corp. exclusively for all Citrix purchases. In consideration for this agreement, FutureLink Micro Visions Corp. will reduce the basic hourly programming rate for FiTECH programming services from $165 hourly to $160 hourly. If Ameriquest elects not to purchase Citrix software from FutureLink Micro Visions Corp., and purchases Citrix software from another vendor, the programming hourly rate for the FiTECH programming services will increase to $165 immediately.

                                                     AMERIQUEST MORTGAGE COMPANY



10.  Credit.   As a cost reduction to FiTECH programming, FutureLink Micro
Visions Corp. will provide a credit based on the cumulative purchase of hardware, software and services (Citrix software purchases, FiTECH programming services, and expense reimbursements, shall not be subject to credit), to be applied to future invoiced FiTECH programming hours in the month of purchase, as follows (this will appear as a line item credit on all future invoices):


  $100,000.00  -  $200,000.00         0.200%
   200,001.00  -  $300,000.00         0.400%
   300,001.00  -  $400,000.00         0.600%
   400,001.00  -  $500,000.00         0.800%
   500,001.00  -  $600,000.00         1.000%
   600,001.00  -  $700,000.00         1.200%
   700,001.00  -  $800,000.00         1.400%
   800,001.00  -  $900,000.00         1.600%
   900,001.00  -  $1,000,000.00       1.800%
 1,000,001.00  -  $1,100,000.00       2.000%
 1,100,001.00  -  $1,200,000.00       2.200%
 1,200,001.00  -  $1,300,000.00       2.400%
 1,300,001.00  -  $1,400,000.00       2.600%
 1,400,001.00  -  $1,500,000.00       2.800%
 1,500,001.00  -  $1,600,000.00       3.000%
 1,600,001.00  -  $1,700,000.00       3.200%
 1,700,001.00  -  $1,800,000.00       3.400%
 1,800,001.00  -  $1,900,000.00       3.600%
 1,900,001.00  -  $2,000,000.00       3.800%
2,000,001.00+                         4.000%

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in Orange, California, as of the date first above written.



AMERIQUEST MORTGAGE COMPANY


By: /s/ H. Lynn Ryan              12/10/99
    -----------------------       --------
    H. Lynn Ryan, E.V.P.            Date
    Chief Information Officer




FutureLink Micro Visions Corp.


By: /s/ Glen Holmes               12/21/99
    -----------------------       --------
    Mr. Glen Holmes, President      Date
    COO


FutureLink Micro Visions Corp. 144475 Agreement CM001                page 5 of 9

                                                     AMERIQUEST MORTGAGE COMPANY

                                   EXHIBIT 1

                                  [CM001.001]

                             FITECH SYSTEM PROJECT
                             ---------------------

DESCRIBE DELIVERABLES, RATE, ETC. HERE

MR. CHARLES POPE, in the capacity of programming support, commencing on or about 01/01/2000 and extend through on or about 06/30/2000* provided at the rate of $160.00 per hour straight time.

Maximum approved amount this exhibit is 1,000* hours and $165,000.00.

*Note: The contract period and number of hours may be extended at the same rate through June 30, 2001 with ninety (90) days written notice to FutureLink Micro Visions Corp prior to agreement expiration.

ADDITIONAL TERMS:
-----------------
* If the Company requires programming support in excess of 1,000 hours, the above rate schedule applies to the programmer providing the services.

* Authorized overtime will be billed at 1 1/2 times hourly rate for unscheduled weekend work. FutureLink Micro Visions Corp. will be given five
   (5) days notice for scheduled weekend work.

* This agreement does not include the development and management of FiTech System forms, as they will be managed separately.

* This agreement provides for pager support and four (4) hour on site support on a "7 day/24 hour" basis in support of FiTech Systems Application by FutureLink Micro Visions Corp. personnel named above.

* This agreement provides for a team of three (3) technically proficient FiTech System personnel to supplement Company personnel. Any changes to the FutureLink Micro Visions Corp. team, either by Company or FutureLink Micro Visions Corp. will be made with fifteen (15) days written notice. Replacement (not currently on FutureLink Micro Visions Corp. FiTech System team) will require a $12,000 credit Company to allow for knowledge transfer.

          AMERIQUEST MORTGAGE COMPANY
          ---------------------------


By: /s/ H. Lynn Ryan               12/10/99
---------------------------------  --------
(Authorized Signature)              (Date)
H. Lynn Ryan, EVP
Chief Information Officer



          FutureLink Micro Visions Corp.
          ------------------------------


By: /s/ Glen C. Holmes             12/21/99
---------------------------------  --------
(Authorized Signature)              (Date)
Mr. Glen Holmes, President & COO
FutureLink Micro Visions Corp.





Futurelink Micro Visions Corp. 144475  Agreement CM001               page 6 of 9

                                                     AMERIQUEST MORTGAGE COMPANY

                                   Exhibit 2

                                  [CM001.002]

                             FiTech System Project
                             ---------------------

DESCRIBE DELIVERABLES, RATE, ETC. HERE

MR. CORDELL EARL, in the capacity of programming support, commencing on or about 01/01/2000 and extend through on or about 12/31/2000* provided at the rate of $160.00 per hour straight time.

Maximum approved amount this exhibit is 2,000* hours and $330,000.00.

* Note: The contract period and number of hours may be extended at the same rate through June 30, 2001 with ninety (90) days written notice to FutureLink Micro Visions Corp prior to agreement expiration.

ADDITIONAL TERMS:

- If the Company requires programming support in excess of 2,000 hours, the above rate schedule applies to the programmer providing the services.
- Authorized overtime will be billed at 1 1/2 times hourly rate for unscheduled weekend work. FutureLink Micro Visions Corp. will be given five (5) days notice for scheduled weekend work.
- This agreement does not include the development and management of FiTech System forms, as they will be managed separately.
- This agreement provides for paper support and four (4) hour on site support on a "7 day / 24 hour" basis in support of FiTech Systems Application by FutureLink Micro Visions Corp. personnel, named above.
- This agreement provides for a team of three (3) technically proficient FiTech System personnel to supplement Company personnel. Any changes to the FutureLink Micro Visions Corp. team, either by Company or FutureLink Micro Visions Corp. will be made with fifteen (15) days written notice. Replacement (not currently on FutureLink Micro Visions Corp. FiTech System team) will require a $12,000 credit to Company to allow for knowledge transfer.

          AMERIQUEST MORTGAGE COMPANY

By:  /s/ H. Lynn Ryan                   12/10/99
    -----------------------------     ---------------
(Authorized Signature)                  Date
H. Lynn Ryan, EVP
Chief Information Officer



          FUTURELINK MICRO VISIONS CORP.

By:  /s/ Glen Holmes                    12/21/99
    -----------------------------     ---------------
(Authorized Signature)                  Date
Mr. Glen Holmes, President & COO



FutureLink Micro Visions Corp., 144475 Agreement CM001               page 7 of 9

                                                     Ameriquest Mortgage Company



                                   EXHIBIT 3

                                  [CM001.003]

                             FiTech System Project


DESCRIBE DELIVERABLES, RATE, ETC. HERE

DARYL NICKERSON, in the capacity of programming support, commencing on or about 01/01/2000 and extend through on or about 12/31/2000* provided at the rate of $160.00 per hour straight time.

Maximum approved amount this exhibit is 2,000* hours and $330,000.00.

* Note: The contract period and number of hours may be extended at the same rate through June 30, 2001 with ninety (90) days written notice to FutureLink Micro Visions Corp prior to agreement expiration.



ADDITIONAL TERMS:

* If the Company requires programming support in excess of 2,000 hours, the above rate schedule applies to the programmer providing the services.

* Authorized overtime will be billed at 1 1/2 times hourly rate for unscheduled weekend work. FutureLink Micro Visions Corp. will be given five (5) days notice for scheduled weekend work.

* This agreement does not include the development and management of FITech System forms, as they will be managed separately.

* This agreement provides for pager support and four (4) hour on site support on a "7 day/24 hour" basis in support of FiTech Systems Application by FutureLink Micro Visions Corp. personnel, named above.

* This agreement provides for a team of three (3) technically proficient FiTech System personnel to supplement Company personnel. Any changes to the FutureLink Micro Visions Corp. team, either by Company or FutureLink Micro Visions Corp. will be made with fifteen (15) days written notice. Replacement (not currently on FutureLink Micro Visions Corp. FiTech System team) will require a $12,000 credit to Company to allow for knowledge transfer.


               AMERIQUEST MORTGAGE COMPANY


By: /s/ H. Lynn Ryan                              12/10/99
    ------------------------------                --------
(Authorized Signature)                              Date
H. Lynn Ryan, EVP
Chief Information Officer




FutureLink Micro Visions Corp.



By: /s/ Glen Holmes                               12/21/99
    ------------------------------                --------
(Authorized Signature)                              Date
Mr. Glen Holmes, President





FutureLink Micro Visions Corp., 144475 Agreement CM001               page 8 of 9

                                                     Ameriquest Mortgage Company

                                   EXHIBIT 4

                                  [CM001,004]

                             FiTech System Project



DESCRIBE DELIVERABLES, RATE, ETC. HERE

Damaris Duplan, in the capacity of programming support, commencing on an as needed basis at the rate of $160.00 per hour straight time.

Maximum approved amount this exhibit is 2,000* hours and $330,000.00.

For FutureLink Micro Visions Corp. employee Damaris Duplan, Ameriquest will pay for all expenses relating to Airfare, lodging, per diem and car rental.

Additional Terms:

* If the Company requires programming support in excess of 2,000 hours, the above rate schedule applies to the programmer providing the services.

* Authorized overtime will be billed at 1 1/2 times hourly rate for unscheduled weekend work. FutureLink Micro Visions Corp. will be given five
     (5) days notice for scheduled weekend work.

* This agreement does not include the development and management of FiTech System forms, as they will be managed separately.

          AMERIQUEST MORTGAGE COMPANY

By: /s/ H. Lynn Ryan                         12/10/99
--------------------------------------       ----------
(Authorized Signature)                         Date
H. Lynn Ryan, EVP
Chief Information Officer


          FutureLink Micro Visions Corp.

By: /s/ Glen Holmes                           12/21/99
--------------------------------------       ----------
(Authorized Signature)                         Date
Mr. Glen Holmes, President






FutureLink Micro Visions Corp., 144475 Agreement CM001               page 9 of 9